SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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VALIC COMPANY I
(Name of Registrant as Specified in Its Charter)
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VALIC COMPANY I
IMPORTANT NEWS FOR SHAREHOLDERS
IF VOTING BY MAIL
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1
ADDITIONAL INFORMATION
OTHER BUSINESS
ANNUAL REPORTS
SHAREHOLDER PROPOSALS
VOTING INFORMATION
HOUSEHOLDING
ADJOURNMENT
APPENDIX A
INVESTMENT SUB-ADVISORY AGREEMENT

VALIC COMPANY I
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019

June 17, 2009
IMMEDIATE
Dear Shareholder:	ACTION REQUESTED
You are receiving the enclosed Proxy Statement because you owned interests in the Government Securities Fund, (the “Fund”) of VALIC Company I (“VC I”) as of the close of business on May 29, 2009.
The Proxy Statement describes the following proposal:
–	A proposal to approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management Corp., which provides that SunAmerica will manage the Fund.
As the owner of a variable annuity/variable life insurance contract or certificate issued by VALIC or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company, how to vote your shares of the Fund at a special meeting of shareholders to be held on August 7, 2009. As a participant in a qualified employer-sponsored retirement plan (“Plan”) or owner of an Individual Retirement Account (“IRA”), you may vote your shares directly. Before the meeting, I would like your vote on the important proposal described in the accompanying Proxy Statement. The Board of Directors of VC I has approved the proposal and recommends that you vote FOR the proposal.
Should you have any questions on the enclosed Proxy Statement, please feel free to call VALIC Client Services at 1-800-448-2542. On behalf of the Board of Directors, I extend our appreciation for your continued support and investment.
Sincerely,
KURT W. BERNLOHR
President

IMPORTANT NEWS FOR SHAREHOLDERS
QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.	This proxy statement has been mailed to you so that you may vote on the proposal concerning your investment in the Fund. Although you are not directly a shareholder of the Fund, as an owner of a variable annuity/variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”), American General Life Insurance Company or Western National Life Insurance Company (formerly, AIG Annuity Insurance Company) (the “Affiliated Life Companies”), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Q.	What is being proposed?

A.	You are being asked to approve the following proposal:

To approve a new Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the VALIC Company I Government Securities Fund (the “Fund”).

Reason for the Proposal

The current sub-adviser of the Government Securities Fund (the “Fund”) is AIG Global Investment Corp. (“AIGGIC”), a wholly-owned subsidiary of American International Group, Inc. (“AIG”). In anticipation of the possible sale of AIGGIC, a new sub-advisory agreement is being proposed to replace AIGGIC as sub-adviser of the Fund with a new sub-adviser, SunAmerica Asset Management Corp. (“SunAmerica”). If the proposal is approved by shareholders, AIGGIC would be terminated and SunAmerica would assume the role of sub-adviser of the Fund.

Q.	Who is SunAmerica?

A.	SunAmerica is the proposed sub-adviser of the Fund. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is part of AIG Retirement Services, Inc. VALIC and the Affiliated Life Companies are also an indirect wholly-owned subsidiary of AIG, and therefore, are affiliates of SunAmerica. In addition, SunAmerica sub-advises several VALIC Company I (“VC I”) and VALIC Company II (“VC II”) funds and serves as the administrator of all VC I and VC II funds.

Q.	If the proposal is approved by shareholders, will there be any changes to the Fund’s investment objective, investment strategy, portfolio management, or management fees?

A.	There would be no modifications to the Fund’s principal investment goal or principal investment strategy if the proposal is approved by shareholders. In addition, the portfolio manager currently responsible for managing the Fund will continue to manage the Fund following the change of sub-adviser. Furthermore, the change would not result in any changes to the advisory or sub-advisory fees of the Fund.

Q.	What will happen if the proposal is not approved by shareholders of the Fund?

A.	In the event that shareholders of the Fund do not approve the SunAmerica Sub-Advisory Agreement, (1) SunAmerica will not serve as sub-adviser to the Fund, and (2) the Board of Directors (the “Board”) will consider what further actions, if any, to take on a temporary basis, which may include AIGGIC continuing to serve as sub-adviser of the Fund until a replacement sub-adviser can be selected by the Board.

Q.	How should I vote?

A.	First you should read the proxy statement. Then you may cast your vote. The Board recommends that you vote FOR the proposal.

Q:	How do I vote my shares?

A:	You can provide voting instructions for shares beneficially held through your Contract by mail using the enclosed voting instruction card or in person at the special meeting. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

Q.	Whom may I contact if I have questions about the Proxy Statement?

A.	Please call VALIC Client Services at 1-800-448-2542.

Q.	How do I cast my vote?

A.	You can vote your shares by (1) using the telephone or Internet as described on your voting instruction card, (2) completing and signing the enclosed voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

No matter how large or small your holdings may be, your vote counts, since VALIC and the Affiliated Life Companies, on behalf of their respective Separate Accounts,

will vote Fund shares in the same proportions as the instructions received from you. Please cast your vote on this important proposal as soon as possible.
To Our Deferred Compensation Contract Owners:
As the contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for each proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing Voting Instruction Cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

VALIC COMPANY I
Government Securities Fund
2929 Allen Parkway
Houston, Texas 77019
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to Be Held on August 7, 2009
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Government Securities Fund (the “Fund”) of VALIC Company I (“VC I”) will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. on Friday, August 7, 2009, for the following purposes:
1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management Corp. with respect to the Government Securities Fund;

2.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.
Only shareholders of record at the close of business on May 29, 2009, are entitled to vote at this meeting and any adjournment thereof.
By Order of the Board of Directors,
NORI L. GABERT
Secretary

[BLANK PAGE]

PROXY STATEMENT
Special Meeting of Shareholders Of
VALIC Company I
Government Securities Fund
To Be Held On August 7, 2009
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Government Securities Fund (the “Fund”) of VALIC Company I (“VC I”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any adjournments thereof, to be held on August 7, 2009, 2:00 p.m. at Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019.
VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. The Fund commenced operations on January 16, 1986.
The approximate date on which this Proxy Statement and the enclosed proxy card(s) are first being mailed to shareholders is June 17, 2009.
Although you are not directly a shareholder of the Fund, as an owner of a variable annuity/variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”), American General Life Insurance Company or Western National Life Insurance Company (formerly, AIG Annuity Insurance Company) (the “Affiliated Life Companies”), you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.
For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders” in this proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on August 7, 2009.
This proxy statement is available at the website: www.proxyweb.com.

We are asking you to consider and vote on the following proposal affecting the VALIC Company I Government Securities Fund.
PROPOSAL 1
To approve a new Investment Sub-Advisory Agreement between VALIC and SunAmerica with respect to the Government Securities
   Fund (the “Fund”).
Introduction
The current sub-adviser of the Fund is AIG Global Investment Corp. (“AIGGIC”), a wholly-owned subsidiary of American International Group, Inc. (“AIG”). In anticipation of the possible sale of AIGGIC, a new sub-advisory agreement was approved by the Board on April 28, 2009 that proposed to replace AIGGIC as sub-adviser of the Fund with a new sub-adviser, SunAmerica. If the proposal is approved by shareholders, AIGGIC would be terminated and SunAmerica would assume the role of sub-adviser of the Fund.
General
VC I contracted with VALIC on January 1, 2002 (the “Advisory Agreement”) to furnish investment advisory and management services to the Fund for which VALIC is paid an annual management fee, based on the Fund’s average daily net assets. VALIC may delegate its advisory functions to sub-advisers but remains responsible for monitoring the performance of sub-advisers and their compliance with VALIC’s and the Fund’s policies and procedures. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund.
As compensation for VALIC’s services to the Fund under the Advisory Agreement, VC I pays VALIC monthly an annual fee based on the Fund’s average daily net assets. During the fiscal year ended May 31, 2008, the Fund paid to VALIC $619,494, or 0.50% of average net assets, for advisory services rendered.
AIGGIC currently serves as the sub-adviser to the Fund and manages the Fund’s investment portfolio on a day-to-day basis pursuant to an investment sub-advisory agreement with VALIC (the “AIGGIC Sub-Advisory Agreement”). AIGGIC and VALIC are affiliated entities as they are both indirect, wholly-owned subsidiaries of AIG. The AIGGIC Sub-Advisory Agreement was last approved by the Board on July 15, 2008. AIGGIC and SunAmerica, affiliated companies, have entered into an agreement under which each makes the services of certain investment personnel available to the other adviser for the purpose of advising its respective clients. Mr. Cheah currently provides portfolio manager responsibilities for AIGGIC with respect to the Fund on a day-to-day basis, but is employed by SunAmerica. Mr. Cheah would continue to manage the Fund if the SunAmerica Sub-Advisory Agreement is approved by shareholders.

For reasons described below, on April 28, 2009, the Board, including the disinterested directors as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved the termination of the AIGGIC Sub-Advisory Agreement with respect to the Fund and approved the SunAmerica Sub-Advisory Agreement, subject to approval by the shareholders. If the shareholders of the Fund approve the SunAmerica Sub-Advisory Agreement, SunAmerica will begin managing the Fund effective on or about Monday, August 10, 2009.
Why am I being asked to approve the SunAmerica Sub-Advisory Agreement?
The 1940 Act, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement. Although VC I has obtained an exemptive order from the Securities and Exchange Commission which permits it to enter into new sub-advisory agreements, without shareholder approval, such order does not permit VC I to enter into new sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I without obtaining shareholder approval. Since VALIC and SunAmerica are indirect, wholly-owned subsidiaries of American International Group (“AIG”), and are therefore affiliated persons of each other, you as a shareholder of the Fund are being asked to approve the SunAmerica Sub-Advisory Agreement.
Who is SunAmerica?
SunAmerica is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. SunAmerica is also affiliated with VALIC and AIGGIC. As of March 31, 2009, SunAmerica managed, advised and/or administered more than $31 billion of assets.
The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.

Position with SunAmerica and
Name	Principal Occupation

Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
Jay S. Wintrob	Director; President and Chief Executive Officer of AIG Retirement Services, Inc.
Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of AIG Retirement Services, Inc.
Christopher J. Swift	Director; Vice President of AIG

The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.
What are the key terms of the SunAmerica Sub-Advisory Agreement?
Under the SunAmerica Sub-Advisory Agreement, SunAmerica will provide an investment program for the Fund and will be responsible for the investment and reinvestment of the Fund’s assets. The SunAmerica Sub-Advisory Agreement is attached as Appendix A. SunAmerica will be responsible for selecting securities for the Fund, subject to VALIC’s oversight. SunAmerica may place trades through brokers and dealers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SunAmerica shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the SunAmerica Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of SunAmerica’s obligations or duties.
What are the material differences in the terms of the SunAmerica Sub-Advisory Agreement and the Sub-Advisory Agreement between VALIC and AIGGIC?
The SunAmerica Sub-Advisory Agreement and the AIGGIC Sub-Advisory Agreement are substantially similar with two exceptions. As with the AIGGIC Sub-Advisory Agreement, the Fund does not pay the subadvisory fees under the SunAmerica Sub-Advisory Agreement and the sub-advisory fee rate payable by VALIC will not change.
The first material difference between the agreements is the period in which a sub-adviser may provide notice of termination of an agreement. The SunAmerica Sub-Advisory Agreement requires that the sub-adviser provide no less than 30 days and no more than 60 days’ prior written notice to terminate the agreement whereas the AIGGIC Sub-Advisory Agreement requires that the sub-adviser provide at least 60 days’ prior written notice to terminate the agreement.
The next difference between the agreements is with respect to one clause of their respective indemnification provisions. The SunAmerica Sub-Advisory Agreement provides that SunAmerica will indemnify VALIC for losses which arise as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by SunAmerica. The AIGGIC Sub-Advisory Agreement provides that AIGGIC will indemnify VALIC for losses which arise as a result of a failure by AIGGIC to provide the services or furnish the materials required under the terms of the agreement. The other conditions in which a sub-adviser would have to indemnify VALIC are identical. The AIGGIC Sub-Advisory Agreement includes one condition on indemnification that is not included in the SunAmerica Sub-Advisory Agreement, which provides:
“. . . [AIGGIC’s] responsibility, if any, to provide VALIC with indemnification pursuant to this paragraph or any other provision of this Agreement for any failure on [AIGGIC]’s part to comply with the diversification requirements specified in Section 817(h) of the Code or the qualification standards of Subchapter M of the Code shall not for any . . . Fund exceed the lesser of $1 million or 2% of the . . . Fund’s net assets (measured as of the end of the first calendar quarter during which non-compliance with Section 817(h) or Subchapter M of the Code first occurred).”
These differences are not expected to have any impact on the day-to-day management of the Fund.
Will the Fund’s advisory and sub-advisory fees change?
No, there will be no changes to the advisory fees payable by the Fund to VALIC nor will there be any changes to the sub-advisory fees payable to SunAmerica by VALIC. The current advisory and sub-advisory fees are, and such fees after a change of sub-adviser would be, as follows:

Advisory Fee	Sub-Advisory Fee

0.50% on first $250 million	0.25% on first $200 million
0.45% on next $250 million	0.20% on next $300 million
0.40% on next $500 million	0.15% on assets over $500 million
0.35% on assets over $1 billion
As noted previously, VALIC earned $619,494 in advisory fees for the fiscal year ended May 31, 2008. For subadvisory services rendered during such period, VALIC paid AIGGIC, the current sub-adviser of the Fund, $309,732, or 0.25% of the Fund’s average daily net assets. If SunAmerica had served as sub-adviser for the same period it would have received the same amount of subadvisory fees as were paid to AIGGIC. SunAmerica and AIGGIC, affiliated companies, have entered into an agreement under which each makes the services of certain investment personnel available to the other adviser for the purpose of advising its respective clients. Michael Cheah currently provides portfolio manager responsibilities for AIGGIC with respect to the Fund on a day-to-day basis, but is employed by SunAmerica. AIGGIC pays SunAmerica a fee for his services.
Will there be changes to the Fund’s investment goal and strategy?
No, there will be no changes to the Fund’s principal investment goal or principal investment strategy.

Does SunAmerica manage other funds with a similar investment objective and strategy?
     Yes. SunAmerica serves as the adviser of the following fund, which has an investment objective and strategy similar to the Fund:

Assets
	(as of 4/30/09)	Advisory Fee
Fund Name	(in millions)	Rate

SunAmerica Income Funds U.S.	$208.3	0.65% for first $200 million
Government Securities Fund		0.60% for next $200 million
0.55% over $400 million
For the fiscal year ended March 31, 2009, SunAmerica did not waive any portion of its advisory fees for the SunAmerica Income Funds U.S. Government Securities Fund.
Does SunAmerica provide any additional services to the Fund?
In addition to serving as a sub-adviser to other VC I and VALIC Company II (“VC II”) funds, SunAmerica has entered into agreements with VC I and VC II Administrative Services Agreements wherein SunAmerica agrees to provide certain accounting, administrative and legal services to the Fund. Pursuant to the Administrative Services Agreements, SunAmerica provides administrative services to the Fund, including regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund, legal support services and other services. Pursuant to the Administrative Services Agreements, VC I pays SunAmerica an annual fee of 0.07% based on average daily net assets. Out of the fee SunAmerica receives from the Funds, SunAmerica compensates VALIC for certain administrative services and the Fund’s custodian, State Street Bank and Trust Company for calculation of the daily net asset value. For the fiscal year ended May 31, 2008, the Fund paid SunAmerica $86,725 for administrative services.
What did the Board consider in making its determination to approve the SunAmerica Sub-Advisory Agreement?
At a meeting held on April 27-28, 2009, the Board of Directors, including the Independent Directors, approved the SunAmerica Sub-Advisory Agreement with respect to the Fund. The Board considered that SunAmerica would replace AIGGIC as the sub-adviser responsible for the day-to-day management of the Fund.
The Board received materials relating to certain factors the Board considered in determining to approve the SunAmerica Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of services to be provided by SunAmerica; (2) SunAmerica’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Sub-

Advisory Expense Group”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to performance of comparable funds in the Lipper VA General U.S. Government Funds category (“Performance Group”) and against the Fund’s current benchmark, the Barclays Capital US Government Bond Index; (4) the costs of services and the benefits potentially to be derived by SunAmerica, (5) whether the Fund will benefit from possible economies of scale by engaging SunAmerica as a sub-adviser; (6) the profitability of VALIC and SunAmerica; and (7) the terms of the SunAmerica Sub-Advisory Agreement.
The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of the approval of the SunAmerica Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive session.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by SunAmerica. The Board also considered that SunAmerica’s management of the Fund is subject to the oversight of VALIC and the Board, and the Fund must be managed in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectuses and statements of additional information. The Board noted that the proposed change to SunAmerica as sub-adviser would not result in any modifications to the Fund’s investment objective or principal investment strategies. The Board considered information provided to them regarding the services to be provided by SunAmerica. In this regard, the Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to VC I and to VALIC Company II and as sub-adviser to certain other funds in the VALIC complex.
The Board considered the qualifications, background and responsibilities of SunAmerica’s investment and compliance personnel who would be responsible for providing investment management services to the Fund. The Board also took into account the financial condition of SunAmerica and its affiliates. The Board considered that the portfolio manager currently responsible for the day-to-day management of the Fund, Mr. Michael Cheah, would continue as the Fund’s portfolio manager following the sub-adviser change. It was noted that SunAmerica and AIGGIC, affiliated companies, have entered into an agreement under which each makes the services of certain investment personnel available to the other adviser for the purpose of advising its respective clients. Mr. Cheah currently provides portfolio manager responsibilities for AIGGIC with respect to the Fund on a day-to-day basis, but is employed by SunAmerica.
The Board, including a majority of the Independent Directors, concluded that the scope and quality of advisory services to be provided by SunAmerica under the SunAmerica Sub-Advisory Agreement would be of at least the same level as currently provided under the AIGGIC Sub-Advisory Agreement.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the Fund’s sub-advisory fee rate compared against the Sub-Advisory Expense Group. The Board noted that the Fund’s sub-advisory fees were above the median of its Sub-Advisory Expense Group. The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board took into account that the sub-advisory fee rate under the SunAmerica Sub-Advisory Agreement is identical to the sub-advisory fee rate under the current AIGGIC Sub-Advisory Agreement. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fees it receives from the Fund and that they are not paid by the Fund. The Board concluded that the sub-advisory fee for the Fund is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
The Directors also considered the performance of the Fund as compared to its Peer Group and benchmark. It was noted that Fund underperformed the Barclays Capital U.S. Government Bond Index for the one- and three-year periods and for the most recent quarter ended March 31, 2009. It noted, however, that the Fund outperformed the Lipper General U.S. Government Funds VA Category Average for the one- and three-year periods. The Directors also noted that they review on a regular basis detailed information about the Fund’s performance results and investment strategy. The Board took into account the performance of the Fund since Mr. Cheah began been managing the Fund in March 2007. The Board concluded that the Fund’s performance was satisfactory.
Cost of Services and Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the SunAmerica Sub-Advisory Agreement. It was noted that the Fund pays SunAmerica an annual fee of approximately 0.07% based on the Fund’s average daily net assets, for the provision of certain accounting and administrative services. Out of the fee SunAmerica receives from the Funds, SunAmerica compensates VALIC for certain administrative services and the Fund’s custodian, State Street Bank and Trust Company for calculation of the daily net asset value. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Fund are de minimis.
Profitability and Economies of Scale. The Board noted that the sub-advisory fee rate would be the same as the sub-advisory fee rate under the AIGGIC Sub-Advisory Agreement. The Board considered information provided by management with respect to SunAmerica and its affiliates’ profitability from their relationship with the Fund. It was noted that in addition to its role as sub-adviser, SunAmerica serves as administrator to the VC I and VALIC Company II funds, including the Fund. Because the sub-advisory fees are paid by VALIC and not by the Fund and also because neither the advisory fee nor the sub-advisory fee rate would change, the Directors determined that the profitability to SunAmerica from its relationship with the Fund was not a material factor in their deliberations with respect to consideration of approval of the SunAmerica Sub-Advisory Agreement. For similar reasons, the Board also concluded that the potential for economies of scale in SunAmerica’s management of the Fund was not a material factor in approving the SunAmerica Sub-Advisory Agreement, although it was noted that the Fund’s advisory and sub-advisory fee rates contain breakpoints.
Terms of the SunAmerica Sub-Advisory Agreement. The Board reviewed the terms of the SunAmerica Sub-Advisory Agreement, including the duties and responsibilities undertaken by SunAmerica. It also noted the material differences between the terms of the SunAmerica Sub-Advisory Agreement and the AIGGIC Sub-Advisory Agreement. The Board concluded that the terms of the SunAmerica Sub-Advisory Agreement was reasonable.
Conclusions. In reaching its decision to approve of the SunAmerica Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including the Independent Directors, concluded that it was in the best interests of the Fund and its shareholders to approve the SunAmerica Sub-Advisory Agreement.
VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve the SunAmerica Sub-Advisory Agreement, (1) SunAmerica will not serve as sub-adviser to the Fund, and (2) the Board will consider what further actions, if any, to take on a temporary basis, which may include AIGGIC continuing to serve as sub-adviser of the Fund until a replacement sub-adviser can be selected by the Board.
The Board unanimously recommends that shareholders of the Fund vote FOR approval of the SunAmerica Sub-Advisory Agreement.

ADDITIONAL INFORMATION
Information about VALIC
VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which is itself a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by American General Corporation (“AGC”). AGC is a wholly-owned subsidiary of AIG. American General Distributors, Inc. (“AGDI”) serves as the principal underwriter to VC I. VALIC, AGDI, AGLIC and AGC are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.
Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund’s assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund’s investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund’s portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.
Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.
The Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement on July 15, 2008 for a one-year period.

The Advisory Agreement remains in effect, and the fees payable to VALIC by the Fund under the Advisory Agreement would not change as a result if the proposal is approved by shareholders.
VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each director is 2929 Allen Parkway, Houston, TX 77019, with the exception of Mr. Wintrob whose address is 1 SunAmerica Center, Los Angeles, CA 90067, and Mr. Swift whose address is 70 Pine St., New York, NY 10270.

Name	Position with VALIC and Principal Occupation

Jay S. Wintrob	Director; President and CEO AIG Retirement Services
Bruce R. Abrams	Director; President and CEO of VALIC
Michael J. Akers	Director; Senior V.P. & Chief Actuary of VALIC
Jim Coppedge	Director; Senior Vice President and General Counsel
N. Scott Gillis	Director; Senior Vice President and CFO of VALIC
Sharla A. Jackson	Director; Executive V.P. — Operations of VALIC
Kathleen McCutcheon	Director; Senior V.P. — Human Resources of VALIC
Roger E. Hahn	Director; Director of Insurance Portfolio Investment of American General Life Companies
Christopher J. Swift	Director; CFO — AIG Retirement Services
Kurt W. Bernlohr, the President of VC I, is also an officer of VALIC.
Service Agreements with Affiliates
As noted previously, SunAmerica serves as a sub-adviser to certain VC I and VC II funds and is the administrator of the VC I and VC II funds pursuant to Administrative Services Agreements with each.
VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2008, the Fund paid $1,772 for transfer agent services.
Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s agent in the distribution of Fund shares to the Separate Accounts.
Transactions with Affiliated Brokers
The Fund did not conduct any transactions with affiliated broker/dealers for the fiscal year ended May 31, 2008.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC I, Kurt W. Bernlohr, the Vice President and Secretary of VC I, Nori L. Gabert, the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Mark Matthes, will vote on the matters in accordance with their judgment.
ANNUAL REPORTS
The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
•	write to: VC I, P.O. Box 15648, Amarillo, Texas 79105-5648

•	call (800) 448-2542, or

•	access the Report through the Internet at www.valic.com
SHAREHOLDER PROPOSALS
VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Vice President and Secretary of VC I, 2929 Allen Parkway, Houston, Texas 77019.
VOTING INFORMATION
Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by SunAmerica. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
VC I shareholders of record at the close of business on Friday, May 29, 2009 (“Record Date”), are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, the Separate Accounts will vote all shares in the same proportion as the unit votes actually received.
To VALIC’s knowledge, no person owns a Contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of the Fund. The directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund outstanding as of the record date.
Pass Through Voting: Shares of the Fund are sold to Separate Accounts and are used as investment options under Contracts and Plans. Participants in the Plan who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An insurance company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to Separate Accounts, VALIC or the Affiliated Life Companies will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.
Shares of the Fund are also sold directly to Plans. A Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan participants who have an interest in the Fund. Where a Plan passes through voting rights to its participants and any participants fail to give instructions as to how to vote their shares, the Plan will use proportional voting and vote those shares in proportion to the instructions given by other Plan participants who voted. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote. For shareholders who are participants in a Plan that invests in the Fund without a variable annuity contract or wrapper, or who are owners of an IRA, you vote your shares directly.
Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of common stock entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.
Please vote at your earliest convenience. If you mail your proxy cards, please mail them early enough to be delivered prior to the Meeting.
A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposals.
As of the Record Date, there were                      units of the Fund outstanding.
HOUSEHOLDING
Each shareholder will receive a single copy of this Proxy Statement even if you own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 800-448-2542 or contact us at P.O. Box 15648, Amarillo, Texas 79105-5648 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: www.proxyweb.com.
ADJOURNMENT
In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, Kurt Bernlohr, Nori L. Gabert, Gregory R. Kingston or Mark Matthes may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. Ms. Gabert, Mr. Kingston, Mr. Bernlohr or Mr. Matthes will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

APPENDIX A
AMENDMENT NO. 4
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AMENDMENT NO. 4 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of August ___, 2009, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and SunAmerica Asset Management Corp. (the “Sub-Adviser”).
RECITALS
          WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
          WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 with respect to the Covered Funds; and
          WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Government Securities Fund as a Covered Fund; and
          NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund	Fee
Government Securities Fund	0.25% on the first $200 million
0.20% on the next $300 million
0.15% on assets over $500 million
Sub-Adviser shall manage the Government Securities Fund and shall be compensated as noted above.
2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.

THE VARIABLE ANNUITY LIFE	SUNAMERICA ASSET MANAGEMENT
INSURANCE COMPANY	CORP.

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A
Effective                     , 2009
Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by Sub-Adviser, and payable monthly:

Covered Fund	Fee
Government Securities Fund	0.25% on the first $200 million
0.20% on the nest $300 million
0.15% over $500 million

Growth & Income Fund	0.25%

Large Capital Growth Fund	0.425% on the first $250 million
0.375% on the next $250 million
0.325% over $500 million

Money Market Fund	0.12%

AMENDMENT NO. 3
TO
INVESTMENT SUB-ADVISORY AGREEMENT
          This AMENDMENT NO. 3 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of October 31, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and AIG SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
W I T N E S S E T H:
          WHEREAS, the Adviser and VALIC Company I (the “Corporation”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser pursuant to a written sub-advisory agreement; and
          WHEREAS, the Adviser and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated January 1, 2002, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain series (the “Funds”) of the Corporation, as listed on Schedule A of the Sub-Advisory Agreement;
          WHEREAS, the parties desire to amend the Sub-Advisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with sub-advisory affiliates; and
          WHEREAS, the Board of Directors of the Corporation has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.
          NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
1.	The following provision is inserted in Section 1 of the Sub-Advisory Agreement:

“The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of the Corporation, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with the Corporation, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Sub-Advisory Agreement.
          IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY LIFE		AIG SUNAMERICA ASSET
INSURANCE COMPANY		MANAGEMENT CORP.

By:	/S/ EVELYN CURRAN	By:	/S/ PETER HARBECK
Name:	Evelyn Curran	Name:	Peter Harbeck
Title:	Senior Vice President	Title:	President and CEO

AMENDMENT NO. 2
TO
INVESTMENT SUB-ADVISORY AGREEMENT
          This AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of October 19, 2005 by and among The Variable Annuity Life Insurance Company (“VAI.IC”) and AIG SunAmerica Asset Management Corp. (the “Sub-Adviser”).
RECITALS
          WHEREAS, VALIC and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated January 1, 2002 (the “Agreement”), with respect to the Covered Fund(s) listed on Schedule A thereto, and
          WHEREAS, the parties wish to amend Section 1 entitled “Services Rendered and Expenses Paid by the SUB-ADVISER” to include the following as the last paragraph:
The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other subadviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.
          NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree upon the Amendment as stated above.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: Name:	/S/ EVELYN CURRAN Evelyn Curran
Title:	Senior Vice President

ATTEST:
/S/ MICHELLE DEFOREST

AIG SUNAMERICA ASSET
MANAGEMENT CORP.

By: Name:	/S/ PETER HARBECK Peter Harbeck
Title:	President and CEO

ATTEST:
/S/ MICHELLE DEFOREST

AMENDMENT NO. 1
TO
INVESTMENT SUB-ADVISORY AGREEMENT
          THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of December 20, 2004, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”) and AIG SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
RECITALS
          WHEREAS, VALIC and VALIC Company I (“VC I”) (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
          WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 (the “Agreement”), with respect to the VC I Covered Funds with the Sub-Adviser; and
          WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition as a Covered Fund of the Large Capital Growth Fund; and
          NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the new Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund	Fee
Large Capital Growth Fund	0.425% on first $250 million
0.375% on next $250 million
0.325% over $500 million
Sub-Adviser shall manage a portion of the Large Capital Growth Fund assets and shall be compensated as noted above on that portion.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE		AIG SUNAMERICA ASSET
INSURANCE COMPANY		MANAGEMENT CORP.

By:	/S/ EVELYN CURRAN	By:	/S/ PETER HARBECK
Name:	Evelyn Curran	Name:	Peter Harbeck
Title:	Senior Vice President	Title:	President and CEO

INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made as of this 1st day of January, 2002, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT CORP., hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of twenty-two portfolios (“Funds”):
Asset Allocation Fund
Blue Chip Growth Fund
Capital Conservation Fund
Core Equity Fund
Government Securities Fund
Growth & Income Fund
Health Sciences Fund
Income & Growth Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Growth Fund
Mid Cap Index Fund
Money Market I Fund
Nasdaq-100® Index Fund
Opportunities Fund
Science & Technology Fund
Small Cap Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund
Value Fund
In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectuses and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER shall not be responsible for the administrative affairs of the Covered Fund, including pricing the Covered Fund. The SUB-ADVISER will provide reasonable assistance to VALIC to assist in pricing securities where market or broker quotations are not readily available.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. If VC I’s Board of Directors approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund and to execute for the Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in VC I’s Articles, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that, upon request of VALIC or VC I, it will promptly provide VALIC or VC I with copies of all books and records relating to the Covered Fund, in accordance with the 1940 Act and rules thereunder.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019
If to SUB-ADVISER:
SunAmerica Asset Management Corp.
Attn: Robert Zakem, Esq.
733 Third Avenue, 3rd Floor
New York, New York 10017
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/S/ MARY CAVANAUGH
Name:	Mary Cavanaugh
Title:	Senior Vice President , General Counsel and Secretary

ATTEST:
By: Name:	/S/ NORI L. GABERT Nori L. Gabert
Title:	Associate General Counsel

AIG SUNAMERICA ASSET
MANAGEMENT CORP.

By: Name:	/S/ PETER A. HARBECK Peter A. Harbeck
Title:	President and CEO

ATTEST:
By: Name:	/S/ TOM THOMPSON Tom Thompson
Title:	Senior Legal Assistant

BACK PAGE
BLANK

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132
VOTING OPTIONS

VOTING BY TELEPHONE
1.	Read the accompanying Proxy Statement and the Consolidated Proxy Card.

2.	Call the toll-free number 1-888-221-0697.

3.	Follow the recorded instructions.

VOTING BY INTERNET
1.	Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.

2.	Go to Web site www.proxyweb.com.

3.	Follow the instructions provided.

VOTING BY MAIL
1.	Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card.

2.	Please mark, sign and date your Voting Instruction Card.

3.	Return the Voting Instruction Card in the postage-paid envelope provided.

999 999 999 999 99

VALIC COMPANY I	VOTING INSTRUCTION CARD
GOVERNMENT SECURITIES FUND
The undersigned shareholder of the VALIC Company I Government Securities Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of May 29, 2009, the record date, at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2, Houston, Texas, on August 7, 2009 at 2:00 p.m., Central time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
Date                     , 2009
Date:

Signature(s)	(Please sign in box)
NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

ê
Card Code

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Government Securities Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

VALIC COMPANY I GOVERNMENT SECURITIES FUND	PROXY CARD
The undersigned shareholder of the Government Securities Fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of May 29, 2009, the record date, at the Special Meeting to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, on Friday, August 7, 2009, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
[VALIC SEPARATE ACCOUNT A]
[AGA ELITE PLUS BONUS]
[AGL SEPARATE ACCOUNT A]

2929 ALLEN PARKWAY	Date:
HOUSTON, TEXAS 77019

Signature(s) (and Title(s), if applicable)

Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guarding, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Government Securities Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
P.O. BOX 9132
HINGHAM, MA 02043-9132

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

VALIC COMPANY I	GROUP AUTHORIZATION CARD
GOVERNMENT SECURITIES FUND	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposals in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.
The undersigned hereby instructs VALIC Separate Account A, as applicable, to vote all shares of the Fund which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held in Meeting Room 2 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on Friday, August 7, 2009, at 2:00 p.m., Central Time and at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP
AUTHORIZATION CARD IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

Date:

Signature:

Print Name:

Title:

Telephone #:

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp., with respect to the Government Securities Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
MEMBER AMERICAN INTERNATIONAL GROUP INC.
P.O. BOX 9132
HINGHAM, MA 02043-9132

VALIC COMPANY I	VOTING OR GROUP AUTHORIZATION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
GOVERNMENT SECURITIES FUND
This Voting/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.
The undersigned hereby instructs VALIC Separate Account A, as applicable (the “Separate Account”), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders and any adjournments of the Special Meeting.
With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on May 29, 2009 are entitled to vote at the meeting and any adjournments thereof.

Date:

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SIGNATURE

PRINT NAME

TITLE

TELEPHONE #

VOTING/GROUP AUTHORIZATION

[ ] Check here to vote only and vote on reverse side.

[ ] Check here to authorize only and DO NOT VOTE ON REVERSE SIDE.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Government Securities Fund.	[ ]	[ ]	[ ]
PLEASE SIGN AND DATE ON THE REVERSE SIDE.